The Kenwood Funds



Form N-SAR Report for the Period Ended 10/31/96





        The following are incorporated by reference:



        Item 77-Q1(a) Bylaws - Pre-Effective Amendment No.1, Part C,
Item 24(b), Exhibit 2



        Item 77-Q1(e) Advisory Agreement - Pre-Effective Amendment No.
1, Part C, Item                 24(b), Exhibit 5